                                                                    EXHIBIT 10.1



                                                        [Boynton Beach, Florida]
                                                               [Cleveland, Ohio]
                                                               [Delray, Florida]
                                                         [Jacksonville, Florida]
                                                                [Houston, Texas]
                                                            [San Antonio, Texas]
                                                               [Victoria, Texas]


                   SECOND AMENDMENT TO MASTER LEASE (PHASE I)

                  THIS SECOND AMENDMENT TO MASTER LEASE (PHASE I) (this "Amendment") is dated as of February 28, 2003 (the "Effective Date"), by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("HCPI"), and TEXAS HCP HOLDING, L.P., a Delaware limited partnership("THCP") (collectively, as their interests may appear, "Lessor"), and ARC RICHMOND HEIGHTS, LLC, a Tennessee limited liability company ("Richmond"), ARC SHAVANO, L.P., a Tennessee limited partnership ("Shavano"), ARC DELRAY BEACH, LLC, a Tennessee limited liability company ("Delray"), ARC VICTORIA , L.P., a Tennessee limited partnership ("Victoria"), ARC CARRIAGE CLUB OF JACKSONVILLE, INC., a Tennessee corporation ("Jacksonville"), ARC POST OAK, L.P., a Tennessee limited partnership ("Post Oak"), and ARC BOYNTON BEACH, LLC, a Tennessee limited liability company ("Boynton Beach"). Richmond, Shavano, Delray, Victoria, Jacksonville and Post Oak shall sometimes be referred to herein, collectively and jointly and severally, as "Original Lessee," and, collectively and jointly and severally with Boynton Beach, as "Lessee."

                                    RECITALS

                  A. Lessor is the "Lessor," and Original Lessee is the "Lessee" pursuant to that certain Master Lease dated as of March 29, 2002 (the "Original Lease"), as amended by that certain First Amendment to Lease dated as of September 30, 2002 (the "First Amendment," and together with the Original Lease, the "Lease"), covering the Leased Property of three (3) separate assisted living facilities located in Cleveland, Ohio, Delray, Florida, and San Antonio, Texas, two (2) separate congregate care facilities located in Houston, Texas, and Jacksonville, Florida, and one (1) mixed congregate care and assisted living facility located in Victoria, Texas, all as more particularly described in the Lease. All capitalized terms used in this Amendment and not defined or modified herein shall have the meanings assigned to such terms in the Lease.

                  B. HCPI, as Buyer, and American Retirement Corporation, as Seller, are also parties to that certain Contract of Acquisition of even date herewith (the "Boynton Beach Contract of Acquisition"), pursuant to which HCPI is purchasing and acquiring on the Boynton Beach Closing Date (as defined below) certain real and personal property situated in the City of Boynton Beach, County of Palm Beach, State of Florida, comprising an assisted living facility having approximately 78 assisted living units and 17 memory impaired (Alzheimer's) units (the "Boynton Beach Facility"), all as more particularly described in the Boynton Beach Contract of Acquisition. A legal description of the Land associated with the Boynton Beach Facility is attached hereto as Exhibit A-7 and incorporated herein by this reference.

                  C. Effective immediately upon the Boynton Beach Closing Date, Lessor desires to add to the Leased Property and lease to Lessee and Lessee desires to lease and hire from Lessor, the Boynton Beach Facility.

                  D. Lessor and Lessee desire to amend the Lease to reflect the foregoing addition of the Boynton Beach Facility to the Leased Property, but only upon the terms and conditions set forth herein.

                                    AMENDMENT

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1.       Leasing.

                           (a)      Effective as of the Effective Date, Lessor
hereby leases to Lessee and Lessee hereby hires from Lessor, the Leased Property of the Boynton Beach Facility upon all of the terms and conditions set forth in the Lease, as amended by this Amendment. All references herein and in the Lease to a "Facility" or "Facilities" shall mean each Facility (as defined in the Lease) together with the Boynton Beach Facility.

                           (b)      Lessee shall hold and occupy the Boynton
Beach Facility subject to and upon all the terms and provisions of the Lease, as hereby amended, applicable to the Leased Property.

                  2. Modifications to Terms of the Lease. Effective as of the Effective Date, the Lease shall be amended and supplemented in the following particulars:

                           (a)      New Definitions. Except as otherwise
expressly provided or unless the context otherwise requires, for all purposes of the Lease, as hereby amended, the terms defined in this Section 2(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Lease to read, in their entireties, as follows:

                           Boynton Beach: ARC Boynton Beach, LLC, a Tennessee limited liability company.

                           Boynton Beach Closing Date: The "Closing Date" as defined in the Boynton Beach Contract of Acquisition.

                           Boynton Beach Commencement Date: The Boynton Beach Closing Date.

                           Boynton Beach Contract of Acquisition: As defined in Recital B above.

                           Boynton Beach Facility: As defined in Recital B above.

                           (b)      Amended and Restated Definitions. The
following definitions appearing in Article II of the Lease shall be amended and restated, in their entireties, as indicated:

                           Closing Date: With respect to the Boynton Beach Facility, the Boynton Beach Closing Date and with respect to each other Facility, as defined in the Contract of Acquisition.

                           Commencement Date: With respect to the Boynton Beach Facility, the Boynton Beach Commencement Date and with respect to each other Facility, the Closing Date.

                           Contracts of Acquisition: With respect to the Boynton Beach Facility, the Boynton Beach Contract of Acquisition and with respect to each other Facility, that certain Contract of Acquisition dated as of March 29, 2002 by and between Lessor, on the one hand, and certain Affiliates of Lessee, on the other hand, relative to the acquisition by Lessor of the Leased Property of each Facility other than the Boynton Beach Facility and the Victoria Facility.

                           Earn-Out Amounts: As defined in the applicable Contract of Acquisition, respectively, except that in no event shall Lessee or any Affiliate of Lessee be entitled to receive an Earn-Out Amount on account of the Shavano Park Facility.

                           Earn-Out Facilities: Each of the Cleveland Facility, the Delray Facility and the Boynton Beach Facility.

                           Fixed Term: For all Facilities other than the Victoria Facility, the period of time commencing on the applicable Commencement Date for such Facility and ending at 11:59 p.m. Los Angeles time on March 31, 2017. For the Victoria Facility, the period of time commencing on the Commencement Date for such Facility and ending at 11:59 p.m. Los Angeles time on July 31, 2011.

                           Lease Year: With respect to each Facility other the Victoria Facility, the period commencing April 1 of each year and ending March 31 of the following year; provided, however, that if the Commencement Date of any such Facility is not April 1, then there shall be a partial Lease Year from such Commencement Date to March 31 of the year in which the applicable Commencement Date occurs. With respect to the Victoria Facility, each period beginning August 1 and ending July 31 of the following year; provided, however, that the period from the Commencement Date for such Facility through July 31, 2002 shall be a partial Lease Year.

                           Lessee: As defined in the preamble; provided, however, that it is agreed and understood by all parties hereto that, with respect to each Facility, only the License Holder with respect to such Facility shall be entitled to operate or maintain such Facility, and in no event shall any Lessee other than the applicable License Holder with respect to such Facility be entitled to operate or maintain such Facility or take other actions with respect to such Facility to the extent that such operations or the taking of such actions would violate the licensure requirements or other laws or regulations of any governmental authority with respect to such Facility. Notwithstanding the foregoing, nothing herein shall affect the joint and several liability of the Lessees.

                           Letter of Credit Amount: Four Million Three Hundred Sixty-Five Thousand, Six Hundred Twenty-Five Dollars ($4,365,625) plus the Victoria Letter of Credit Amount.

                           License Holder: With respect to any Facility, the Lessee that holds all permits, licenses, approvals, entitlements and other authorizations issued by governmental authorities necessary to operate such Facility for its Primary Intended Use.

                           Primary Intended Use: With respect to each Facility, the Primary Intended Use set forth on Exhibit B attached hereto and incorporated by this reference with respect to such Facility and such other uses necessary or incidental to such use.

                  3. Assumption of Lease by Boynton Beach Jointly and Severally. By its signature hereto, Boynton Beach assumes the obligations of "Lessee" under the Lease, as hereby amended, jointly and severally with those Persons comprising Original Lessee.

                  4.       Cash Security Deposit In Lieu of Increased Letter of
Credit.

                           (a) Deposit. Pursuant to Article XXI of the Original Lease, Lessee obtained and delivered to Lessor a letter of credit in the amount of $4,000,000.00 plus the Victoria Letter of Credit Amount (the "Original Letter of Credit Amount"). Pursuant to this Amendment, the Letter of Credit Amount has been increased to $4,365,625.00 plus the Victoria Letter of Credit Amount. Such increase (i.e., $365,625.00) shall be referred to herein as the "Increased Letter of Credit Amount." Notwithstanding anything to the contrary in the Lease, as hereby amended, Lessee shall have the option to either increase the letter of credit previously delivered to Lessor to the new Letter of Credit Amount or deposit with Lessor cash (the "Cash Security Deposit") in the amount equal to the Increased Letter of Credit Amount; provided, however, that nothing herein shall relieve Lessee of its obligation to provide a letter of credit in accordance with Article XXI of the Lease (i.e., equal to the full Letter of Credit Amount), as amended by this Amendment, upon the earlier of (i) the reduction in the Letter of Credit Amount pursuant to Section 21.4 of the Lease or (ii) after March 31, 2004; provided, further, that if, prior to March 31, 2004, the Letter of Credit Amount is reduced pursuant to Section 21.4 (the Letter of Credit Amount after such reduction is referred to herein as the "Reduced Letter of Credit Amount") and such reduction does not reduce the Letter of Credit Amount below the Original Letter of Credit Amount, Lessee may elect to either (i) provide a new letter of credit in the Reduced Letter of Credit Amount, in which case Lessee shall return the entire Cash Security Deposit to Lessee or (ii) require Lessor to return to Lessee the portion of the Cash Security Deposit equal to the difference between the Increased Letter of Credit Amount and the Reduced Letter of Credit Amount.

                           (b) Uses. The Cash Security Deposit, if any, shall be held as collateral for Lessee's obligations under the Lease, as hereby amended, and may be used by Lessor only for the same purposes for which Lessor is authorized to draw upon a letter of credit pursuant to Article XXI of the Lease. Lessor shall not be required to keep the Cash Security Deposit separate from its general funds, and Lessee shall not be entitled to interest on such Cash Security Deposit. Lessee acknowledges that Lessor may invest and reinvest the Cash Security Deposit for Lessor's own account. No notice to Lessee shall be required to enable Lessor to draw upon such Cash Security Deposit. In the event of a transfer of Lessor's interest in the Leased Property, Lessor shall have the right to transfer the Cash Security Deposit to the transferee and thereupon shall, without any further agreement between the parties, be released by Lessee from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of such Cash Security Deposit to a new Lessor. The Cash Security Deposit may be assigned as security in connection with a Facility Mortgage.

                           (c)      WAIVER. LESSEE WAIVES THE PROVISIONS OF ANY
APPLICABLE LAWS NOW IN FORCE OR THAT BECOME IN FORCE AFTER THE DATE OF EXECUTION OF THIS LEASE, THAT PROVIDE IN SUBSTANCE THAT LESSOR MAY CLAIM FROM A CASH SECURITY DEPOSIT ONLY THOSE SUMS REASONABLY NECESSARY TO REMEDY DEFAULTS IN THE PAYMENT OF RENT, TO REPAIR DAMAGE CAUSED BY LESSEE, OR TO CLEAN THE LEASED PROPERTY. LESSOR AND LESSEE AGREE THAT LESSOR MAY, IN ADDITION, CLAIM THOSE SUMS NECESSARY TO COMPENSATE LESSOR FOR ANY OTHER FORESEEABLE OR UNFORESEEABLE ACTUAL LOSS OR DAMAGE CAUSED BY THE ACT OR OMISSION OF LESSEE OR LESSEE'S OFFICERS, AGENTS, EMPLOYEES, INDEPENDENT CONTRACTORS, OR INVITEES, INCLUDING, BUT NOT LIMITED TO THOSE DAMAGES TO WHICH LESSOR IS ENTITLED PURSUANT TO ARTICLE XVI.



                                    Lessee's Initials: s/ RCR
                                                      ---------------

                  5.       Rent.

                           (a) In accordance with Section 3.1 of the Original Lease, the first payment of monthly Allocated Minimum Rent with respect to the Boynton Beach Facility shall be prorated as to the partial calendar month in which the Commencement Date for the Boynton Beach Facility occurs.

                           (b) Notwithstanding anything in Section 3.1.2 of the Original Lease to the contrary, the Allocated Minimum Rent for the Boynton Beach Facility shall not be increased until March 31, 2004.

                  6. Exhibits and Schedules. Exhibit A-7 attached hereto is hereby appended to Exhibit A to the Original Lease. Exhibit B attached to the Original Lease is hereby deleted in its entirety and replaced with Exhibit B attached hereto. Exhibit F attached to the Original Lease is hereby deleted in its entirety and replaced with Exhibit F attached hereto. Exhibit G attached to the Original Lease is hereby deleted in its entirety and replaced with Exhibit G attached hereto. In addition, Schedule 1 attached hereto is hereby appended to
Schedule 1 to Exhibit C to the Original Lease, as an itemized list of Lessor's Personal Property with respect to the Boynton Beach Facility.

                  7. Reaffirmation of Master Lease. Lessor and Lessee hereby acknowledge, agree and reaffirm that the Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement. Lessee acknowledges that in order to induce Lessor to lease the Leased Property of each Facility (including the Boynton Beach Facility) to Lessee and as a condition thereto, Lessor insisted that the parties execute the Lease, as hereby amended, covering all of the Facilities in a single, integrated and indivisible agreement.

                  8. Governing Law. THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. ACCORDINGLY, IN ALL RESPECTS THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  9. Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

                            [Signatures on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                           "LESSOR"


Signed and delivered in the presence of:   HEALTH CARE PROPERTY INVESTORS, INC.,
                                           a Maryland corporation


Witness: /s/ Kasie Gomez
        ----------------
Print Name: Kasie Gomez
                                           By: /s/ Edward J. Henning
                                              ------------------------------
                                               Edward J. Henning
                                               Senior Vice President,
                                               General Counsel and Corporate
                                               Secretary
Witness: /s/ Brian J. Maas
         -----------------
Print Name: Brian J. Maas


Signed and delivered in the presence of:   TEXAS HCP HOLDING, L.P.,
                                           a Delaware limited partnership


Witness: /s/ Kasie Gomez
        ----------------
Print Name: Kasie Gomez
                                           By: Texas HCP G.P., INC.,
                                               a Delaware corporation,
                                               its sole General Partner

Witness: /s/ Brian J. Maas
         -----------------
Print Name: Brian J. Maas
                                           By: /s/ Edward J. Henning
                                              ----------------------
                                               Edward J. Henning
                                               Senior Vice President

                           [Signature pages continue]

                                           "LESSEE"


Signed and delivered in the presence of:   ARC RICHMOND HEIGHTS, LLC, a
                                           Tennessee limited liability company


Witness: /s/ Faye Childress
        -------------------
Print Name: Faye Childress
                                           By: /s/ Ross C. Roadman
                                              -------------------------------
                                               Ross C. Roadman, Senior Vice
                                               President - Strategic Planning
                                               and Investor Relations
Witness: /s/  Jennifer Harris
        ---------------------
Print Name:  Jennifer Harris


Signed and delivered in the presence of:   ARC SHAVANO, L.P., a Tennessee
                                           limited partnership


Witness: /s/ Faye Childress
        -------------------
Print Name:  Faye Childress
                                           By: ARC Shavano Park, Inc., a
                                           Tennessee corporation, its general
                                           partner


Witness: /s/ Jennifer Harris
        --------------------
Print Name: Jennifer Harris
                                           By: /s/ Ross C. Roadman
                                              -------------------------------
                                               Ross C. Roadman, Senior Vice
                                               President - Strategic Planning
                                               and Investor Relations


Signed and delivered in the presence of:   ARC DELRAY BEACH, LLC, a Tennessee
                                           limited liability company


Witness: /s/ Faye Childress
        -------------------
Print Name:  Faye Childress
                                           By: /s/ Ross C. Roadman
                                              -------------------------------
                                               Ross C. Roadman, Senior Vice
                                               President - Strategic Planning
                                               and Investor Relations
Witness: /s/ Jennifer Harris
        --------------------
Print Name: Jennifer Harris


Signed and delivered in the presence of:   ARC VICTORIA, L.P., a Tennessee
                                           limited partnership


Witness: /s/ Faye Childress
        -------------------                By: ARC Homewood Victoria, Inc., a
Print Name: Faye Childress                 Tennessee corporation, its general
                                           partner


Witness: /s/ Jennifer Harris
        --------------------
Print Name: Jennifer Harris
                                           By: /s/ Ross C. Roadman
                                              -------------------------------
                                               Ross C. Roadman, Senior Vice
                                               President - Strategic Planning
                                               and Investor Relations


                           [Signature pages continue]

Signed and delivered in the presence of:   ARC CARRIAGE  CLUB OF JACKSONVILLE,
                                           INC., a Tennessee corporation

Witness: /s/ Faye Childress
        -------------------
Print Name: Faye Childress
                                           By: /s/ Ross C. Roadman
                                              ----------------------------------
                                              Ross C. Roadman, Senior Vice
                                              President - Strategic Planning and
                                              Investor Relations
Witness: /s/ Jennifer Harris
        --------------------
Print Name: Jennifer Harris


Signed and delivered in the presence of:   ARC POST OAK, L.P., a Tennessee
                                           limited partnership

Witness: /s/ Faye Childress
        -------------------
Print Name: Faye Childress
                                           By: ARC Hampton Post Oak, Inc.,
                                               a Tennessee corporation, its
                                               general partner

Witness: /s/ Jennifer Harris
        --------------------
Print Name: Jennifer Harris
                                           By: /s/ Ross C. Roadman
                                              ----------------------------------
                                               Ross C. Roadman, Senior Vice
                                               President - Strategic Planning
                                               and Investor Relations


Signed and delivered in the presence of:   ARC BOYNTON BEACH, LLC, a Tennessee
                                           limited liability company

Witness: /s/ Faye Childress
        -------------------
Print Name:  Faye Childress
                                           By: /s/ Ross C. Roadman
                                              -------------------------------
                                               Ross C. Roadman, Senior Vice
                                               President - Strategic Planning
                                               and Investor Relations
Witness: /s/ Jennifer Harris
        --------------------
Print Name: Jennifer Harris

                     CONSENT AND REAFFIRMATION OF GUARANTOR

                  The undersigned Guarantor hereby (i) consents to this Amendment and (ii) reaffirms to Lessor that its obligations under the Guaranty of Obligations dated March 29, 2002, remain in full force and effect with respect to the Lease, as amended hereby.

                                    ARCPI HOLDINGS, INC., a Delaware corporation



                                    By: /s/ Ross C. Roadman
                                       --------------------

                                    Its: SVP
                                        -------------------

                                    EXHIBIT B

List of Facilities, Facility Description, Allocated Minimum Rent, Allocated Initial Investment and Lease Rate

                                                                                        INITIAL          ALLOCATED
                                                FACILITY DESCRIPTION               MONTHLY ALLOCATED      INITIAL           LEASE
        FACILITY                              AND PRIMARY INTENDED USE                MINIMUM RENT       INVESTMENT         RATE
-------------------------           --------------------------------------------   -----------------   --------------       -----
JACKSONVILLE FACILITY               Core community located at 9601 Southbrook         $262,500.00      $30,000,000.00        10.5%
                                    Drive in Jacksonville, Florida, consisting
                                    of 60 assisted living facility units and 238
                                    independent living beds commonly known as
                                    "Carriage Club of Jacksonville"

POST OAK FACILITY                   Core community located at 2929 Post Oak           $218,750.00      $25,000,000.00        10.5%
                                    Boulevard in Houston, Texas, consisting of
                                    39 assisted living facility units, 149
                                    independent living beds and 56 skilled
                                    nursing beds commonly known as "Hampton at
                                    Post Oak"

RICHMOND HEIGHTS FACILITY           Assisted living facility located at Richmond      $ 66,562.50      $ 7,100,000.00       11.25%
                                    Road and Hillary Land in Cleveland, Ohio,
                                    consisting of 78 assisted living units and
                                    17 memory enhanced (Alzheimer's) units
                                    commonly known as "Homewood at Richmond
                                    Heights"

DELRAY BEACH FACILITY               Assisted living facility located at 8020 W.       $ 57,187.50      $ 6,100,000.00       11.25%
                                    Atlantic Avenue in Delray, Florida,
                                    consisting of 54 assisted living units and
                                    32 memory enhanced (Alzheimer's) units
                                    commonly known as "Homewood at Delray Beach"

SHAVANO PARK FACILITY               Assisted living facility located at 4096 De       $ 46,875.00      $ 5,000,000.00       11.25%
                                    Zavala Road in Antonio, Texas, consisting of
                                    62 assisted living units and 17 memory
                                    enhanced (Alzheimer's) units commonly known
                                    as "Homewood at Shavano Park"

                                                                                        INITIAL          ALLOCATED
                                                FACILITY DESCRIPTION               MONTHLY ALLOCATED      INITIAL           LEASE
        FACILITY                              AND PRIMARY INTENDED USE                MINIMUM RENT       INVESTMENT         RATE
-------------------------           --------------------------------------------   -----------------   --------------       -----

VICTORIA FACILITY                   Mixed congregate care and assisted living         $ 53,635.41      $ 4,584,284.00         N/A
                                    facility located at 9806 N.E. Zac Lentz
                                    Parkway in Victoria, Texas, of 60 and 30
                                    units, respectively, commonly known as
                                    "Homewood Residence at Victoria"

BOYNTON BEACH FACILITY              Assisted living facility located at 2400          $ 60,937.50      $ 6,500,000.00       11.25%
                                    South Congress Avenue in Boynton Beach,
                                    Florida, consisting of 78 assisted living
                                    units and 17 memory impaired (Alzheimer's)
                                    units commonly known as "Homewood Residence
                                    at Boynton Beach"


                                       B-2